Exhibit 10.3

AMENDMENT #2 TO

YAHOO! PUBLISHER NETWORK SERVICE ORDER # 1-9935871

     THIS AMENDMENT #2 (this “Amendment #2”) is entered into as of November 1, 2008 (the “Amendment #2 Effective Date”) by and among Yahoo! Inc. (as successor-in-interest to Overture Services, Inc.), Overture Search Services (Ireland) Limited (“OSSIL” and together with Yahoo! Inc., “Yahoo!”), InfoSpace Sales LLC, InfoSpace Europe Limited and InfoSpace, Inc. (as guarantor under Section 22 of Attachment B to the Agreement), and amends that certain Yahoo! Publisher Network Service Order #1-9935871 by and among the foregoing parties effective as of November 26, 2007, as amended (the “Original Agreement”). Capitalized terms not defined herein have the meanings set forth in the Original Agreement except as amended by this Amendment #2.

1.	All references in the Original Agreement to the entity “Overture,” “OSI” and “Overture Related Party” are hereby deleted and replaced with “Yahoo!,” “Yahoo! Inc.” and “Yahoo! Related Party,” respectively.

2.	All references in the Original Agreement to “Yahoo! Search Marketing” are hereby deleted.

3.	As of November 1, 2008, InfoSpace Europe Limited and all references in the Original Agreement to the entity InfoSpace Europe Limited are removed and deleted and, to the extent applicable, replaced with InfoSpace Sales LLC, after which date InfoSpace Europe Limited shall no longer be a party to the Agreement.

4.	The “Start Date” and “End Date” sections of the Service Order are hereby deleted in their entirety and replaced with the following (changes shown in italics):

Start Date:

End Date:

U.S. Territory

Initial Term: November 26, 2007 Renewal Term: July 1, 2008

U.S. Territory Initial Term: June 30, 2008 Renewal Term: January 31, 2011

For All Other Territories Initial Term: November 26, 2007 Renewal Term: November 1, 2008

For All Other Territories Initial Term: October 31, 2008 Renewal Term: January 31, 2011

5. The "Links and Results" section of the Service Order is hereby amended to include the following:

"Notwithstanding anything to the contrary in this Agreement, the [*] implementation shall not apply with respect to European countries in the Territory."

6.	As of November 1, 2008 and applicable to [*] generated following October 31, 2008, Part II of the “Compensation” section of the Service Order is hereby deleted in its entirety and replaced with the following:

	II.	Compensation for [*] outside of the United States of America and Canada:

Overture will pay Publisher [*] set forth in the tables below with respect to [*]:

* Information redacted pursuant to a confidential 1 request by InfoSpace, Inc. under 5 U.S.C. §552(b)(4) and 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2, and submitted separately with the Securities and Exchange Commission.

[*]	[*]

[*]	[*]

[*]	[*]

[*]	[*]

III.	Compensation [*] outside of the United States of America, Canada and [*]:

Overture will pay Publisher [*] with respect to [*].

For purposes of clarification, Yahoo will pay Publisher [*]set forth in the tables in the Original Agreement prior to this Amendment #2 with regard to [*] generated on or before October 31, 2008.

7.	Section 21 of Attachment B is hereby amended to include the following at the end of such section:

“(m) In addition to the rights set forth elsewhere in this Agreement, Yahoo! may terminate this Agreement with respect the [*] market located within the Territory upon [*] notice for any reason or no reason, provided that Yahoo! may exercise such termination right upon [*] notice for reasons related to [*] with respect to the [*] market.”

8.	Except as amended by this Amendment #2, the Original Agreement will remain in full force and effect in accordance with its terms. In the event of a conflict between the terms of this Amendment #2 and the Original Agreement, the terms of this Amendment #2 will govern.

This Amendment #2 has been executed by the duly authorized representatives of the parties as of the Amendment #2 Effective Date.

* Information redacted pursuant to a confidential 2 request by InfoSpace, Inc. under 5 U.S.C. §552(b)(4) and 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2, and submitted separately with the Securities and Exchange Commission.

[SIGNATURE PAGE FOLLOWS]

YAHOO! INC.		INFOSPACE SALES LLC

By:	/s/ Matthew Whiteley	By:	/s/ David Binder

Name:	Matthew Whiteley		David Binder

Title:	Sr Director, BD		CFO

OVERTURE SEARCH SERVICES			EUROPE LIMITED
(IRELAND) LIMITED

By:	/s/ Matthew Whiteley		/s/ David Binder

Name:	Matthew Whiteley		David Binder

Title:	Sr Director, BD		CFO

INC. (as guarantor under Section 22
Attachment B to the Agreement)

		By:	/s/ David Binder

		Name:	David Binder

		Title:	CFO

This Amendment #2 has been executed by the duly authorized representatives of the parties as of the Amendment #2 Effective Date.

* Information redacted pursuant to a confidential 3 request by InfoSpace, Inc. under 5 U.S.C. §552(b)(4) and 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2, and submitted separately with the Securities and Exchange Commission.